SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 19, 1999


                        LaSalle Re Holdings Limited
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           (Exact name of registrant as specified in its charter)




       Bermuda                      1-12823                  Not Applicable
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(State or other jurisdiction      (Commission               (I.R.S. Employer
    of incorporation)             File Number)             Identification No.)




Continental Building, 25 Church Street
       Hamilton HM12, Bermuda                                  Not Applicable
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  441-292-3339


                               Not Applicable
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       (Former name or former address, if changed since last report)

Item 5.      Other Events.

         LaSalle Re Holdings Limited ("LaSalle"), a Bermuda company, and LaSalle Re Limited, its majority-owned subsidiary ("LaSalle Re"), entered into a definitive Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999 (the "Business Combination Agreement") with Trenwick Group Inc. ("Trenwick"), Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited, pursuant to which the stockholders of Trenwick, the common shareholders of LaSalle and the minority shareholders of LaSalle Re will each exchange their shares on a one-for-one basis for shares in a newly formed Bermuda company (the "Business Combination"). See the full text of the Business Combination Agreement which is filed herewith as Exhibit 2.1 and which is incorporated by reference herein.

         In connection with the Business Combination Agreement, Trenwick and LaSalle have granted to each other options to purchase up to 19.9% of their outstanding shares pursuant to Stock Option Agreements, each dated as of December 19, 1999. See the full text of the Stock Option Agreements which are filed herewith as Exhibits 99.1 and 99.2 and which are incorporated by reference herein.

         Certain shareholders of LaSalle and LaSalle Re have agreed to vote their shareholdings in favor of the Business Combination pursuant to a Shareholders Agreement, dated as of December 19, 1999. See the full text of the Shareholders Agreement which is filed herewith as Exhibit 99.3 and which is incorporated by reference herein.

         On December 19, 1999, Trenwick and LaSalle issued a joint press release announcing the Business Combination, which is filed herewith as
Exhibit 99.4 and which is incorporated by reference herein.


Item 7.      Financial Statements and Exhibits

(c)  Exhibits

         2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited.

         99.1   Stock Option Agreement, dated as of December 19,
                1999, between Trenwick Group Inc. and LaSalle Re
                Holdings Limited (option granted to LaSalle Re
                Holdings Limited).

         99.2   Stock Option Agreement, dated as of December 19,
                1999, between Trenwick Group Inc. and LaSalle Re
                Holdings Limited (option granted to Trenwick Group
                Inc.).

         99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited.

         99.4   Press release of Trenwick Group Inc. and LaSalle
                Re Holdings Limited issued December 19, 1999.


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

                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 22, 1999                  LASALLE RE HOLDINGS LIMITED


                                          By: /s/ Guy D. Hengesbaugh
                                             -------------------------------
                                                   Guy D. Hengesbaugh
                                                   President and
                                                   Chief Executive Officer


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


                               EXHIBIT INDEX


Exhibit
Number            Description of Document
---------     -----------------------------------------------------------------

2.1               Agreement, Scheme of Arrangement, Plan of Merger and
                  Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group
                  (Delaware) Inc. and Gowin Holdings International Limited.

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.).

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited.

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999.


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